Exhibit 99.1
Insulet Receives $60 Million Funding Commitment
Credit Facility Secured with Deerfield Management
BEDFORD, MA, March 16, 2009 — Insulet Corporation (NASDAQ: PODD), the leader in tubing-free insulin pump technology with its OmniPod® Insulin Management System, today announced that it has entered into an agreement with leading healthcare investor, Deerfield Management Company, to provide Insulet with up to $60 million in financing through a flexible credit facility.
“We are pleased that Deerfield, an acknowledged leader in health care investing, sees the potential of our business strategy and that we now have a flexible credit facility  enabling us to continue to expand the market for the OmniPod System,” stated Duane DeSisto, President and Chief Executive Officer of Insulet Corporation. “This $60 million facility is an attractive form of financing that limits dilution for our shareholders and gives Insulet access to capital to fuel our growth.”
Under the terms of the agreement, Deerfield will provide Insulet with $27.5 million within fifteen business days of signing and has committed up to $32.5 million in additional funding to be drawn by Insulet at its discretion over the next twenty months based on the achievement of certain financial performance milestones. Any amounts drawn will accrue interest until maturity at a rate of 9.75 percent per annum which is payable on a quarterly basis. Insulet will pay a 2.75 percent per annum interest rate on undrawn amounts. The funds drawn are repayable in September 2012.
“The OmniPod System is an innovative product with significant growth potential in the diabetes market and other applications,” commented Howard Furst, MD, Partner, Deerfield Management Company. “We are confident in the strength of Insulet’s business strategy and are pleased to be facilitating the continued expansion of these opportunities for OmniPod. We believe this performance driven financing aligns the incentives and goals of both investors and management.”
In conjunction with the initial $27.5 million draw, Insulet has agreed to issue warrants for 3.75 million shares of common stock with an exercise price of $3.13 per share. As financial milestones are achieved, Insulet may draw from the remaining $32.5 million available in $6.5 million increments. For each additional $6.5 million increment drawn, Insulet will issue additional warrants for 300,000 shares of its common stock with an exercise price equal to 120% of the volume weighted average stock price for the fifteen business day period between the date Insulet notifies Deerfield of its intent to draw and the date the additional funding is provided to Insulet. If Insulet chooses to draw down the entire $60 million credit facility, it will have issued warrants to purchase a total of 5.25 million shares of its common stock. The warrants have a term of six years from the date of each issuance.

J.P. Morgan served as exclusive private placement agent to Insulet on this transaction.
The Company expects to file a Current Report on Form 8-K with the Securities and Exchange Commission that will contain more detailed disclosure concerning this financing and will include as exhibits the principal financing documents.
This news release is neither an offer to sell nor a solicitation of an offer to buy any of the securities discussed herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state.
About Insulet Corporation
Insulet Corporation is an innovative medical device company dedicated to improving the lives of people with diabetes. The Company’s OmniPod Insulin Management System is a revolutionary, discreet and easy-to-use insulin infusion system that features two easy-to-use parts with no tubing and fully-automated cannula insertion.  Through the OmniPod System, Insulet seeks to expand the use of insulin pump therapy among people with insulin-dependent diabetes. Founded in 2000, Insulet is based in Bedford, MA.
Forward-Looking Statement
This press release contains forward-looking statements concerning Insulet’s expectations, anticipations, intentions, beliefs or strategies regarding the future, including those related to the financing and its impact on the ability of Insulet to execute its business and strategic objectives. These forward-looking statements are based on its current expectations and beliefs concerning future developments and their potential effects on it. There can be no assurance that future developments affecting it will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond its control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: risks associated with the Company’s dependence on the OmniPod System; Insulet’s ability to increase customer orders and manufacturing volumes; adverse changes in general economic conditions; Insulet’s inability to raise additional funds in the future on acceptable terms or at all; potential supply problems or price fluctuations with sole source or other third-party suppliers on which Insulet is dependent; international business risks; Insulet’s inability to obtain adequate coverage or reimbursement from third-party payors for the OmniPod System and potential adverse changes in reimbursement rates or policies relating to the OmniPod; potential adverse effects resulting from competition with competitors; technological innovations adversely affecting the Company’s business; potential termination of Insulet’s license to incorporate a blood glucose meter into the OmniPod System; Insulet’s ability to protect its intellectual property and other proprietary rights; conflicts with the intellectual property of third parties, including claims that Insulet’s current or future products infringe the proprietary rights of others; adverse regulatory or legal actions relating to the OmniPod System; failure of our contract manufacturers or component suppliers to comply with FDA’s quality system regulations, the potential violation of federal or state laws prohibiting “kickbacks” or protecting patient health information, or any challenges to or investigations into Insulet’s practices under these laws; product liability lawsuits that may be brought against Insulet; reduced retention rates; unfavorable results of clinical studies relating to the OmniPod System or the products of Insulet’s competitors; potential future publication of articles or announcement of positions by physician associations or other organizations that are unfavorable to Insulet’s products; the expansion, or attempted expansion, into foreign markets; the concentration of substantially all of Insulet’s manufacturing capacity at a single location in China and substantially all of Insulet’s inventory at a single location in Massachusetts; Insulet’s ability to attract and retain key personnel; Insulet’s ability to manage its growth; fluctuations in quarterly results of operations; risks associated with potential future acquisitions; Insulet’s ability to generate sufficient cash to service all of its indebtedness; the expansion of Insulet’s distribution network; Insulet’s ability to successfully maintain effective internal controls; and other risks and uncertainties described in its Annual Report on

Form 10-K, which was filed with the Securities and Exchange Commission on March 20, 2008 in the section entitled “Risk Factors,” and in its other filings from time to time with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of its assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Insulet undertakes no obligation to publicly update or revise any forward-looking statements.
Contact:
Stephanie Marks for Insulet Corporation
ir@insulet.com
877-PODD-IR1 (877-763-3471)